EXHIBIT 10.1

                     AMENDMENT NO. 1 TO CONSULTING AGREEMENT
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     This Amendment No. 1 (the "Amendment") to the Consulting Agreement dated
August 12, 2004 (the "Agreement") by and between Universal Am-Can, Ltd., a Delaware corporation ("Buyer") and Angelo A. Fonzi ("Consultant"), is made as of the 28th day of September, 2005.

     WHEREAS, Consultant is spending more time and effort at consulting for the Buyer than originally envisioned in the Agreement; and

     WHEREAS, Buyer and Consultant have agreed to revise the compensation arrangement in the Agreement to extend the $10,000 compensation rate for an additional year, but otherwise to leave all other terms of the Agreement unchanged;

     NOW THEREFORE, in consideration of the covenants herein contained, the parties agree that Section 2B of the Agreement shall be deleted in its entirety and in lieu thereof the following inserted:

          "In consideration of such services, Buyer shall pay to Consultant the sum of Ten Thousand Dollars ($10,000) per month, such payments to commence on the Effective Date of the Purchase Agreement between Consultant and the predecessor to Buyer (the "Purchase Agreement") and to continue for a period of twenty-four (24) months; and thereafter Buyer shall pay to Consultant the sum of Five Thousand Dollars ($5,000) per month during years three and four of the term hereof, with the payment for any portion of a month to be prorated in accordance with this Section."

All other terms and provisions of the Agreement shall remain unchanged and in full force and effect.

     IN WITNESS WHEREOF the undersigned have executed this Amendment as of the date first above written.

                                              UNIVERSAL AM-CAN, LTD., a Delaware
                                              corporation

                                              By: /s/ Donald B. Cochran
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                                                  Donald B. Cochran
                                                  President

                                                  /s/ Angelo A. Fonzi
                                                  ------------------------------
                                                  Angelo A. Fonzi
                                                  Consultant